SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): June 16, 1998


Commission              Exact Name Of Registrant As             IRS Employer
File Number              Specified In Its Charter             Identification No.
-----------              ----------------------------         ------------------


  1-11505                 MidAmerican Energy Company              42-1425214
                              (An Iowa Corporation)



666 Grand Avenue, P. O. Box 657, Des Moines, Iowa      50303-0657
(Address of principal executive offices)               (Zip Code)





Registrant's telephone number, including area code:    515/242-4300



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Item 5.  OTHER EVENTS.

    This amendment on Form 8-K/A replaces entirely the Form 8-K which was filed June 17, 1998 by MidAmerican Energy Company ("MidAmerican") solely to include exhibits in MidAmerican's previously filed and effective Registration Statement on Form S-3, Registration No. 333-15387.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     8(c) Opinion and consent of Sidley & Austin relating to tax matters concerning Medium-Term Notes, date June 16, 1998.

     23(d)  Consent of Coopers & Lybrand L.L.P. dated June 16, 1998.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          MIDAMERICAN ENERGY COMPANY



                                          /s/ Patrick A. Kirchner
                                          Patrick A. Kirchner
                                          Attorney



June 18, 1998



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June 16, 1998                                                       Exhibit 8(c)




To The Agents for the
Offering of Medium Term Notes
by MidAmerican Energy Company

Ladies and Gentlemen:

                  We have acted as counsel to you in connection with the proposed offering by MidAmerican Energy Company, an Iowa corporation (the "Company"), of its Medium-Term Notes (the "Notes") as described in the Registration Statement, as amended, on Form S-3 (Registration No. 333-15387) (the "Registration Statement"), which was filed by the Company with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended on November 1, 1996 and was declared effective on December 11, 1996. The Registration Statement includes the Prospectus and the Prospectus Supplement (collectively, the "Prospectuses") relating to such offering.

                  In rendering the opinion expressed below, we have examined the Prospectuses and such other documents as we have deemed relevant and necessary, including, without limitation, the Indenture and the Supplemental Indenture attached as Exhibits to the Registration Statement. Such opinion is conditioned, among other things, upon the accuracy and completeness of the facts, information and representations contained in the Prospectuses as of the date hereof and the continuing accuracy and completeness thereof as of the date of the issuance of the Notes. We have assumed that the transactions contemplated by the Prospectuses and such other documents will occur as provided therein and that there will be no material change to the Prospectuses or any of such other documents between the date hereof and the date of the issuance of the Notes.

                  Based upon and subject to the foregoing, we are of the opinion that the discussion set forth in the Prospectus under the caption "UNITED STATES FEDERAL INCOME TAX CONSEQUENCES" is a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

                  We assume no obligation to update or supplement this letter to reflect any facts or circumstances which may hereafter come to our attention with respect to the opinion expressed above, including any changes in applicable law which may hereafter occur.

                  We hereby consent to the filing of this letter as an Exhibit to the Registration Statement and to all references to our Firm included in or made a part of the Registration Statement.

                                                     Very truly yours,



                                                     /s/  Sidley & Austin
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                                                                   Exhibit 23(d)


CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-3 (File No. 333-15387) of our report dated January 23, 1998, on our audits of the financial statements and financial statement schedule of Mid-American Energy Company and subsidiaries. We also consent to the references to our firm under the caption "Experts."



                                                   /s/ Coopers & Lybrand L.L.P.


Kansas City, Missouri
June 16, 1998